THIRD QUARTER 2020 EARNINGS CONFERENCE CALL Interpublic Group October 21, 2020

Overview — Third Quarter 2020 • Net revenue change was -5.2%, and organic change of net revenue was -3.7%, amid COVID-19 macroeconomic disruption ◦ U.S. organic change was -2.4% ◦ International organic change was -6.0% • Net income as reported was $279.7 million, with adjusted EBITA of $317.2 million before restructuring charges • Adjusted EBITA margin on net revenue was 16.2% before restructuring charges • Restructuring charges of $47.3 million expected to yield permanent annualized operating expense reduction of $30-40 million • Diluted earnings per share was $0.71, and adjusted diluted EPS was $0.53 excluding amortization of acquired intangibles and restructuring charges, and, below operating income, the net impact of business dispositions and the net benefit of discrete tax items in the quarter • Balance sheet and liquidity remain strong with $3.6 billion of total available liquidity "Organic growth" refers exclusively to the organic change of net revenue. Adjusted EBITA before restructuring charges is calculated as net (loss) income available to IPG common stockholders before (benefit) provision for income taxes, total (expenses) and other income, equity in net (loss) income of unconsolidated affiliates, net loss (income) attributable to noncontrolling interests, amortization of acquired intangibles and restructuring charges. Adjusted diluted EPS is adjusted for amortization of acquired intangibles, restructuring charges, net sales of businesses and the net impact of discrete tax items. See reconciliation of organic net revenue change on pages 19-20 and non-GAAP reconciliation of adjusted results on pages 21-25. Interpublic Group of Companies, Inc. 2

Operating Performance Three Months Ended September 30, 2020 2019 Net Revenue $ 1,954.6 $ 2,061.4 Billable Expenses 170.9 376.7 Total Revenue 2,125.5 2,438.1 Salaries and Related Expenses 1,269.9 1,334.4 Office and Other Direct Expenses 307.9 367.9 Billable Expenses 170.9 376.7 Cost of Services 1,748.7 2,079.0 Selling, General and Administrative Expenses 9.9 9.8 Depreciation and Amortization 71.0 69.0 Restructuring Charges 47.3 0.0 Operating Income 248.6 280.3 Interest Expense, net (44.7) (40.2) Other Expense, net (11.3) (7.4) Income Before Income Taxes 192.6 232.7 (Benefit of) Provision for Income Taxes (1) (86.3) 64.6 Equity in Net (Loss) Income of Unconsolidated Affiliates (0.4) 0.3 Net Income 278.5 168.4 Net Loss (Income) Attributable to Noncontrolling Interests 1.2 (2.8) Net Income Available to IPG Common Stockholders $ 279.7 $ 165.6 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.72 $ 0.43 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.71 $ 0.42 Weighted-Average Number of Common Shares Outstanding - Basic 389.6 386.7 Weighted-Average Number of Common Shares Outstanding - Diluted 393.9 391.8 Dividends Declared per Common Share $ 0.255 $ 0.235 (1) Includes an income tax benefit of $136.2 in the third quarter of 2020 in relation to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016. ($ in Millions, except per share amounts) Interpublic Group of Companies, Inc. 3

Net Revenue Three Months Ended Nine Months Ended $ % Change $ % Change September 30, 2019 $ 2,061.4 $ 6,192.1 Foreign currency (6.3) (0.3%) (71.7) (1.2%) Net acquisitions/(divestitures) (23.5) (1.2%) (58.8) (1.0%) Organic (77.0) (3.7%) (281.5) (4.5%) Total change (106.8) (5.2%) (412.0) (6.7%) September 30, 2020 $ 1,954.6 $ 5,780.1 Three Months Ended September 30, Nine Months Ended September 30, Change Change 2020 2019 (1) Organic Total 2020 2019 (1) Organic Total IAN $ 1,685.5 $ 1,739.2 (1.4%) (3.1%) $ 4,935.7 $ 5,246.4 (3.6%) (5.9%) CMG $ 269.1 $ 322.2 (16.5%) (16.5%) $ 844.4 $ 945.7 (9.8%) (10.7%) (1) Results for the three months and nine months ended September 30, 2019 have been recast to conform to the current-period presentation. See reconciliation of segment organic net revenue change on pages 19-20. ($ in Millions) Interpublic Group of Companies, Inc. 4

Organic Net Revenue Change by Region Three Months Ended September 30, 2020 -10.3% United Kingdom -2.4% +2.3% United States Continental Europe + 0.6% All Other Markets -15.2% -0.3% Asia Pacific Latin America “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net -6.0% -3.7% revenue change, on page 19. International Worldwide Interpublic Group of Companies, Inc. 5

Operating Expenses % of Net Revenue Three Months Ended September 30 Salaries & Related Office & Other Direct Selling, General & Administrative 65.0% 64.7% 17.8% 15.8% 0.5% 0.5% 2020 2019 2020 2019 2020 2019 (1) Depreciation & Amortization Amortization of Acquired Intangibles Restructuring Charges 2.5% 2.2% 1.1% 1.1% 2.4% 0.0% 2020 2019 2020 2019 2020 2019 (1) Excludes amortization of acquired intangibles. Interpublic Group of Companies, Inc. 6

Adjusted Diluted Earnings Per Share

	Three Months Ended September 30, 2020					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Net Impact of Various Discrete Tax Items [1]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [2]	$ 248.6	$ (21.3)	$ (47.3)			$ 317.2
Total (Expenses) and Other Income [3]	(56.0)			$ (8.6)		(47.4)
Income Before Income Taxes	192.6	(21.3)	(47.3)	(8.6)		269.8
(Benefit of) Provision for Income Taxes	(86.3)	4.3	10.8	2.1	$ 132.6	63.5
Equity in Net Loss of Unconsolidated Affiliates	(0.4)					(0.4)
Net Loss Attributable to Noncontrolling Interests	1.2					1.2
DILUTED EPS COMPONENTS:						
Net Income Available to IPG Common Stockholders	$ 279.7	$ (17.0)	$ (36.5)	$ (6.5)	$ 132.6	$ 207.1
Weighted-Average Number of Common Shares Outstanding	393.9					393.9
Earnings per Share Available to IPG Common Stockholders [4]	$ 0.71	$ (0.04)	$ (0.09)	$ (0.02)	$ 0.34	$ 0.53

[1] Includes a tax benefit of $136.2 related to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016 partially offset by $3.6 of tax expense related to the estimated costs associated with our change in our APB 23 assertion for certain foreign subsidiaries.

[2] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.

[3] Consists of non-operating expenses including interest expense, net and other expense, net.

[4] Earnings per share may not add due to rounding.

See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7 IPG

Adjusted Diluted Earnings Per Share

	Nine Months Ended September 30, 2020											
		As Reported		Amortization of Acquired Intangibles		Restructuring Charges		Net Losses on Sales of Businesses		Net Impact of Various Discrete Tax Items [1]		Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [2]	$	**365.0**	$	**(64.4)**	$	**(159.9)**					$	**589.3**
Total (Expenses) and Other Income [3]		(177.3)					$	(51.8)				(125.5)
Income Before Income Taxes		**187.7**		**(64.4)**		**(159.9)**		**(51.8)**				**463.8**
(Benefit of) Provision for Income Taxes		(50.1)		12.7		36.2		3.0	$	122.6		124.4
Equity in Net Loss of Unconsolidated Affiliates		(0.6)										(0.6)
Net Loss Attributable to Noncontrolling Interests		1.6										1.6
DILUTED EPS COMPONENTS:												
Net Income Available to IPG Common Stockholders	$	**238.8**	$	**(51.7)**	$	**(123.7)**	$	**(48.8)**	$	**122.6**	$	**340.4**
Weighted-Average Number of Common Shares Outstanding		392.6										392.6
Earnings per Share Available to IPG Common Stockholders [4]	$	**0.61**	$	**(0.13)**	$	**(0.32)**	$	**(0.12)**	$	**0.31**	$	**0.87**

[1] Includes a tax benefit of $136.2 related to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016 partially offset by $13.6 of tax expense related to the estimated costs associated with our change in our APB 23 assertion for certain foreign subsidiaries.

[2] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.

[3] Consists of non-operating expenses including interest expense, net and other expense, net.

[4] Earnings per share may not add due to rounding.

See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 8 IPG

Cash Flow Three Months Ended September 30, 2020 2019 Net Income $ 278.5 $ 168.4 OPERATING ACTIVITIES: Depreciation & amortization 94.9 85.6 Non-cash restructuring charges 28.1 — Other non-cash items 19.5 0.4 Deferred taxes 11.7 1.5 Net losses on sales of businesses 8.6 7.7 Change in working capital, net 376.8 (47.2) Change in other non-current assets & liabilities (128.8) 8.2 Net cash provided by Operating Activities 689.3 224.6 INVESTING ACTIVITIES: Capital expenditures (40.1) (53.7) Other investing activities 0.9 10.9 Net cash used in Investing Activities (39.2) (42.8) FINANCING ACTIVITIES: Exercise of stock options 0.0 3.6 Common stock dividends (99.4) (90.8) Acquisition-related payments (8.3) (2.3) Distributions to noncontrolling interests (4.3) (4.3) Net (decrease) increase in short-term borrowings (0.6) 40.8 Tax payments for employee shares withheld (0.4) (0.3) Repayment of long-term debt (0.4) (200.1) Other financing activities (2.0) 0.1 Net cash used in Financing Activities (115.4) (253.3) Currency effect 8.6 (21.4) Net increase (decrease) in cash, cash equivalents and restricted cash $ 543.3 $ (92.9) ($ in Millions) Interpublic Group of Companies, Inc. 9

Balance Sheet — Current Portion September 30, 2020 December 31, 2019 September 30, 2019 CURRENT ASSETS: Cash and cash equivalents $ 1,628.0 $ 1,192.2 $ 520.5 Accounts receivable, net 3,297.4 5,209.2 4,047.8 Accounts receivable, billable to clients 1,817.2 1,934.1 2,018.7 Assets held for sale 20.0 22.8 22.8 Other current assets 521.7 412.4 440.2 Total current assets $ 7,284.3 $ 8,770.7 $ 7,050.0 CURRENT LIABILITIES: Accounts payable $ 5,105.9 $ 7,205.4 $ 5,656.0 Accrued liabilities 644.7 742.8 634.3 Contract liabilities 611.3 585.6 562.4 Short-term borrowings 46.3 52.4 244.8 Current portion of long-term debt 506.6 502.0 3.3 Current portion of operating leases 263.6 267.2 261.6 Liabilities held for sale 49.5 65.0 36.0 Total current liabilities $ 7,227.9 $ 9,420.4 $ 7,398.4 ($ in Millions) Interpublic Group of Companies, Inc. 10

Debt Maturity Schedule Total Debt = $4.0 billion (2) $650 $553 $538 $53 $500 $500 $500 $500 (1) $500 $250 3.50% 3.75% 4.00% 3.75% 4.20% 4.65% 4.75% 5.40% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Senior Notes - Current Short-Term Debt Senior Notes (1) Senior Notes due on October 1, 2020. (2) On March 30, 2020, we issued a total of $650 in aggregate principal amount of unsecured senior notes due March 30, 2030. Senior Notes shown at face value on September 30, 2020. ($ in Millions) Interpublic Group of Companies, Inc. 11

Summary • Intense focus on navigating the impact of COVID-19 • Foundation for sustained value creation in top talent, strong agency brands and key strategic initiatives ◦ Quality of our agency offerings ◦ Integrated digital and digital specialists ◦ "Open architecture" solutions ◦ Data management at scale • Continued investment in our leading talent, tools and services • Effective expense management an ongoing priority • Financial strength an ongoing source of value creation Interpublic Group of Companies, Inc. 12

Appendix Interpublic Group of Companies, Inc. 13

Operating Performance Nine Months Ended September 30, 2020 2019 Net Revenue $ 5,780.1 $ 6,192.1 Billable Expenses 730.9 1,127.4 Total Revenue 6,511.0 7,319.5 Salaries and Related Expenses 3,998.8 4,136.7 Office and Other Direct Expenses 1,003.1 1,144.4 Billable Expenses 730.9 1,127.4 Cost of Services 5,732.8 6,408.5 Selling, General and Administrative Expenses 36.4 69.3 Depreciation and Amortization 216.9 213.1 Restructuring Charges 159.9 33.9 Operating Income 365.0 594.7 Interest Expense, net (122.7) (126.1) Other Expense, net (54.6) (18.1) Income Before Income Taxes 187.7 450.5 (Benefit of) Provision for Income Taxes (1) (50.1) 118.7 Equity in Net Loss of Unconsolidated Affiliates (0.6) (0.1) Net Income 237.2 331.7 Net Loss (Income) Attributable to Noncontrolling Interests 1.6 (4.6) Net Income Available to IPG Common Stockholders $ 238.8 $ 327.1 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.61 $ 0.85 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.61 $ 0.84 Weighted-Average Number of Common Shares Outstanding - Basic 388.9 385.8 Weighted-Average Number of Common Shares Outstanding - Diluted 392.6 390.3 Dividends Declared per Common Share $ 0.765 $ 0.705 (1) Includes an income tax benefit of $136.2 in the third quarter of 2020 in relation to the finalization and settlement of the U.S. Federal income audit for years 2006 through 2016. ($ in Millions, except per share amounts) Interpublic Group of Companies, Inc. 14

Organic Net Revenue Change by Region Nine Months Ended September 30, 2020 -9.0% United Kingdom -3.2% -3.0% United States Continental Europe -5.9% All Other Markets -11.8% -0.5% Asia Pacific Latin America “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net -6.9% -4.5% revenue change, on page 20. International Worldwide Interpublic Group of Companies, Inc. 15

Operating Expenses % of Net Revenue Nine Months Ended September 30 Salaries & Related Office & Other Direct Selling, General & Administrative 69.2% 66.8% 18.5% 17.4% 0.6% 1.1% 2020 2019 2020 2019 2020 2019 (1) Depreciation & Amortization Amortization of Acquired Intangibles Restructuring Charges 2.7% 2.4% 2.8% 1.1% 1.0% 0.5% 2020 2019 2020 2019 2020 2019 Interpublic Group of Companies, Inc. 16 (1) Excludes amortization of acquired intangibles. .

Cash Flow Nine Months Ended September 30, 2020 2019 Net Income $ 237.2 $ 331.7 OPERATING ACTIVITIES: Depreciation & amortization 281.9 278.4 Non-cash restructuring charges 95.7 11.7 Other non-cash items 70.5 6.1 Net losses on sales of businesses 51.8 19.5 Deferred taxes (9.4) (1.5) Change in working capital, net (259.7) (160.3) Change in other non-current assets & liabilities (142.9) (62.0) Net cash provided by Operating Activities 325.1 423.6 INVESTING ACTIVITIES: Capital expenditures (112.0) (133.8) Acquisitions, net of cash acquired (2.5) (0.6) Other investing activities (18.0) 13.7 Net cash used in Investing Activities (132.5) (120.7) FINANCING ACTIVITIES: Proceeds from long-term debt 646.2 0.0 Net increase in short-term borrowings 1.9 173.1 Exercise of stock options 0.0 4.2 Common stock dividends (298.6) (272.2) Acquisition-related payments (40.6) (15.3) Tax payments for employee shares withheld (22.2) (22.3) Distributions to noncontrolling interests (13.7) (12.4) Repayment of long-term debt (0.5) (300.2) Other financing activities (10.2) 0.1 Net cash provided by (used in) Financing Activities 262.3 (445.0) Currency effect (20.3) (11.1) Net increase (decrease) in cash, cash equivalents and restricted cash $ 434.6 $ (153.2) ($ in Millions) Interpublic Group of Companies, Inc. 17

Depreciation and Amortization 2020 Q1 Q2 Q3 Q4 YTD 2020 Depreciation and amortization (1) $ 51.5 $ 51.3 $ 49.7 $ 152.5 Amortization of acquired intangibles 21.3 21.8 21.3 64.4 Amortization of restricted stock and other non-cash compensation 23.2 12.6 20.6 56.4 Net amortization of bond discounts and deferred financing costs 2.3 3.0 3.3 8.6 2019 Q1 Q2 Q3 Q4 FY 2019 Depreciation and amortization (1) $ 49.5 $ 51.7 $ 47.3 $ 44.0 $ 192.5 Amortization of acquired intangibles 21.6 21.3 21.7 21.4 86.0 Amortization of restricted stock and other non-cash compensation 28.2 15.9 14.2 21.9 80.2 Net amortization of bond discounts and deferred financing costs 2.3 2.3 2.4 2.3 9.3 (1) Excludes amortization of acquired intangibles. ($ in Millions) Interpublic Group of Companies, Inc. 18

Reconciliation of Organic Net Revenue Components of Change Change Three Months Three Months Ended Foreign Net Ended September 30, Currency Acquisitions / Organic September 30, Organic Total 2019 (Divestitures) 2020 SEGMENT: IAN (1) $ 1,739.2 $ (8.3) $ (21.6) $ (23.8) $ 1,685.5 (1.4%) (3.1%) CMG (1) 322.2 2.0 (1.9) (53.2) 269.1 (16.5%) (16.5%) Total $ 2,061.4 $ (6.3) $ (23.5) $ (77.0) $ 1,954.6 (3.7%) (5.2%) GEOGRAPHIC: United States $ 1,313.0 $ — $ (7.6) $ (32.0) $ 1,273.4 (2.4%) (3.0%) International 748.4 (6.3) (15.9) (45.0) 681.2 (6.0%) (9.0%) United Kingdom 172.1 7.1 0.6 (17.8) 162.0 (10.3%) (5.9%) Continental Europe 155.7 6.1 (7.4) 3.6 158.0 2.3% 1.5% Asia Pacific 205.0 (0.3) (7.5) (31.2) 166.0 (15.2%) (19.0%) Latin America 97.8 (17.5) (1.5) (0.3) 78.5 (0.3%) (19.7%) All Other Markets 117.8 (1.7) (0.1) 0.7 116.7 0.6% (0.9%) Worldwide $ 2,061.4 $ (6.3) $ (23.5) $ (77.0) $ 1,954.6 (3.7%) (5.2%) (1) Results for the three months ended September 30, 2019 have been recast to conform to the current-period presentation. ($ in Millions) Interpublic Group of Companies, Inc. 19

Reconciliation of Organic Net Revenue Components of Change Change Nine Months Nine Months Ended Foreign Net Ended September 30, Currency Acquisitions / Organic September 30, Organic Total 2019 (Divestitures) 2020 SEGMENT: IAN (1) $ 5,246.4 $ (66.9) $ (55.2) $ (188.6) $ 4,935.7 (3.6%) (5.9%) CMG (1) 945.7 (4.8) (3.6) (92.9) 844.4 (9.8%) (10.7%) Total $ 6,192.1 $ (71.7) $ (58.8) $ (281.5) $ 5,780.1 (4.5%) (6.7%) GEOGRAPHIC: United States $ 3,964.8 $ — $ (15.7) $ (128.5) $ 3,820.6 (3.2%) (3.6%) International 2,227.3 (71.7) (43.1) (153.0) 1,959.5 (6.9%) (12.0%) United Kingdom 522.8 (2.0) 1.1 (47.0) 474.9 (9.0%) (9.2%) Continental Europe 495.8 (4.6) (22.7) (14.8) 453.7 (3.0%) (8.5%) Asia Pacific 588.1 (12.3) (19.0) (69.4) 487.4 (11.8%) (17.1%) Latin America 270.2 (46.6) (2.2) (1.3) 220.1 (0.5%) (18.5%) All Other Markets 350.4 (6.2) (0.3) (20.5) 323.4 (5.9%) (7.7%) Worldwide $ 6,192.1 $ (71.7) $ (58.8) $ (281.5) $ 5,780.1 (4.5%) (6.7%) (1) Results for the nine months ended September 30, 2019 have been recast to conform to the current-period presentation. ($ in Millions) Interpublic Group of Companies, Inc. 20

Reconciliation of Adjusted Results[1]

	Three Months Ended September 30, 2020					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Net Impact of Various Discrete Tax Items[2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[3]	**$ 248.6**	**$ (21.3)**	**$ (47.3)**			**$ 317.2**
Total (Expenses) and Other Income[4]	(56.0)			$ (8.6)		(47.4)
Income Before Income Taxes	**192.6**	**(21.3)**	**(47.3)**	**(8.6)**		**269.8**
(Benefit of) Provision for Income Taxes	(86.3)	4.3	10.8	2.1	$ 132.6	63.5
Equity in Net Loss of Unconsolidated Affiliates	(0.4)					(0.4)
Net Loss Attributable to Noncontrolling Interests	1.2					1.2
Net Income Available to IPG Common Stockholders	**$ 279.7**	**$ (17.0)**	**$ (36.5)**	**$ (6.5)**	**$ 132.6**	**$ 207.1**
Weighted-Average Number of Common Shares Outstanding - Basic	**389.6**					**389.6**
Dilutive effect of stock options and restricted shares	4.3					4.3
Weighted-Average Number of Common Shares Outstanding - Diluted	**393.9**					**393.9**
Earnings per Share Available to IPG Common Stockholders[5]:						
Basic	$ 0.72	$ (0.04)	$ (0.09)	$ (0.02)	$ 0.34	$ 0.53
Diluted	$ 0.71	$ (0.04)	$ (0.09)	$ (0.02)	$ 0.34	$ 0.53

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

[2] Includes a tax benefit of $136.2 related to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016 partially offset by $3.6 of tax expense related to the estimated costs associated with our change in our APB 23 assertion for certain foreign subsidiaries.

[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.

[4] Consists of non-operating expenses including interest expense, net and other expense, net.

[5] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21 IPG

Reconciliation of Adjusted Results[1]

	Nine Months Ended September 30, 2020					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Net Impact of Various Discrete Tax Items [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 365.0**	**$ (64.4)**	**$ (159.9)**			**$ 589.3**
Total (Expenses) and Other Income [4]	(177.3)			$ (51.8)		(125.5)
Income Before Income Taxes	**187.7**	**(64.4)**	**(159.9)**	**(51.8)**		**463.8**
(Benefit of) Provision for Income Taxes	(50.1)	12.7	36.2	3.0	$ 122.6	124.4
Equity in Net Loss of Unconsolidated Affiliates	(0.6)					(0.6)
Net Loss Attributable to Noncontrolling Interests	1.6					1.6
Net Income Available to IPG Common Stockholders	**$ 238.8**	**$ (51.7)**	**$ (123.7)**	**$ (48.8)**	**$ 122.6**	**$ 340.4**
Weighted-Average Number of Common Shares Outstanding - Basic	**388.9**					**388.9**
Dilutive effect of stock options and restricted shares	3.7					3.7
Weighted-Average Number of Common Shares Outstanding - Diluted	**392.6**					**392.6**
Earnings per Share Available to IPG Common Stockholders [5]:						
Basic	$ 0.61	$ (0.13)	$ (0.32)	$ (0.13)	$ 0.32	$ 0.88
Diluted	$ 0.61	$ (0.13)	$ (0.32)	$ (0.12)	$ 0.31	$ 0.87

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Includes a tax benefit of $136.2 related to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016 partially offset by $13.6 of tax expense related to the estimated costs associated with our change in our APB 23 assertion for certain foreign subsidiaries.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[4] Consists of non-operating expenses including interest expense, net and other expense, net.
[5] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 22 IPG

Reconciliation of Adjusted EBITA[1]

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Net Revenue	**$ 1,954.6**	**$ 2,061.4**	**$ 5,780.1**	**$ 6,192.1**
Non-GAAP Reconciliation:				
Net Income Available to IPG Common Stockholders	**$ 279.7**	**$ 165.6**	**$ 238.8**	**$ 327.1**
Add Back:				
(Benefit of) Provision for Income Taxes	(86.3)	64.6	(50.1)	118.7
Subtract:				
Total (Expenses) and Other Income	(56.0)	(47.6)	(177.3)	(144.2)
Equity in Net (Loss) Income of Unconsolidated Affiliates	(0.4)	0.3	(0.6)	(0.1)
Net Loss (Income) Attributable to Noncontrolling Interests	1.2	(2.8)	1.6	(4.6)
Operating Income	**$ 248.6**	**$ 280.3**	**$ 365.0**	**$ 594.7**
Add Back:				
Amortization of Acquired Intangibles	21.3	21.7	64.4	64.6
Adjusted EBITA	**$ 269.9**	**$ 302.0**	**$ 429.4**	**$ 659.3**
Adjusted EBITA Margin on Net Revenue %	**13.8 %**	**14.7 %**	**7.4 %**	**10.6 %**
Restructuring Charges[2]	$ 47.3	N/A	$ 159.9	$ 31.8
Adjusted EBITA before Restructuring Charges	**$ 317.2**	**N/A**	**$ 589.3**	**$ 691.1**
Adjusted EBITA before Restructuring Charges Margin on Net Revenue %	**16.2 %**	**N/A**	**10.2 %**	**11.2 %**

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

[2] In the second and third quarters of 2020, the Company took restructuring actions to lower our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. The adjustment of $31.8 for restructuring charges for the nine months ended September 30, 2019 only includes restructuring charges from the the first quarter of 2019, which relate to a cost initiative to better align our cost structure with our revenue due to client losses occurred in 2018.

($ in Millions)

Interpublic Group of Companies, Inc. — 23

Reconciliation of Adjusted Results(1) Three Months Ended September 30, 2019 Amortization of Net Losses on As Reported Acquired Sales of Adjusted Results Intangibles Businesses (Non-GAAP) Operating Income and Adjusted EBITA (2) $ 280.3 $ (21.7) $ 302.0 Total (Expenses) and Other Income (3) (47.6) $ (7.7) (39.9) Income Before Income Taxes 232.7 (21.7) (7.7) 262.1 Provision for Income Taxes 64.6 4.2 — 68.8 Equity in Net Income of Unconsolidated Affiliates 0.3 0.3 Net Income Attributable to Noncontrolling Interests (2.8) (2.8) Net Income Available to IPG Common Stockholders $ 165.6 $ (17.5) $ (7.7) $ 190.8 Weighted-Average Number of Common Shares Outstanding - Basic 386.7 386.7 Dilutive effect of stock options and restricted shares 5.1 5.1 Weighted-Average Number of Common Shares Outstanding - Diluted 391.8 391.8 Earnings per Share Available to IPG Common Stockholders (4): Basic $ 0.43 $ (0.05) $ (0.02) $ 0.49 Diluted $ 0.42 $ (0.04) $ (0.02) $ 0.49 (1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (2) Refer to non-GAAP reconciliation of Adjusted EBITA on slide 23. (3) Consists of non-operating expenses including interest expense, net and other expense, net. (4) Earnings per share may not add due to rounding. ($ in Millions, except per share amounts) Interpublic Group of Companies, Inc. 24

Reconciliation of Adjusted Results[1]

	Nine Months Ended September 30, 2019					
	As Reported	Amortization of Acquired Intangibles	Q1 2019 Restructuring Charges	Net Losses on Sales of Businesses	Settlement of Certain Tax Positions	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [2]	**$ 594.7**	**$ (64.6)**	**$ (31.8)**			**$ 691.1**
Total (Expenses) and Other Income [3]	(144.2)			$ (22.3)		(121.9)
Income Before Income Taxes	**450.5**	**(64.6)**	**(31.8)**	**(22.3)**		**569.2**
Provision for Income Taxes	118.7	12.6	7.6	—	$ 13.9	152.8
Equity in Net Loss of Unconsolidated Affiliates	(0.1)					(0.1)
Net Income Attributable to Noncontrolling Interests	(4.6)					(4.6)
Net Income Available to IPG Common Stockholders	**$ 327.1**	**$ (52.0)**	**$ (24.2)**	**$ (22.3)**	**$ 13.9**	**$ 411.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**385.8**					**385.8**
Dilutive effect of stock options and restricted shares	4.5					4.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**390.3**					**390.3**
Earnings per Share Available to IPG Common Stockholders [4]:						
Basic	$ 0.85	$ (0.13)	$ (0.06)	$ (0.06)	$ 0.04	$ 1.07
Diluted	$ 0.84	$ (0.13)	$ (0.06)	$ (0.06)	$ 0.04	$ 1.05

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[3] Consists of non-operating expenses including interest expense, net and other expense, net.
[4] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 25

IPG

Metrics Update Interpublic Group of Companies, Inc. 26

Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of net revenue) (% of net revenue) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facilities Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help Interpublic Group of Companies, Inc. 27

Salaries & Related Expenses % of Net Revenue, Trailing Twelve Months 66.1% 64.6% 9/30/2020 12/31/2019 Interpublic Group of Companies, Inc. 28

Salaries & Related Expenses (% of Net Revenue) Three and Nine Months Ended September 30 (1) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help 58.6% 56.9% 56.5% (2) 4.4% 4.1% 4.2% 4.2% 55.0% 3.7% 3.5% 3.7% 1.6% 2.0% 0.8% 0.6% 0.6% Three Months Nine Months Three Months Nine Months Three Months Nine Months Three Months Nine Months 2020 2019 (1) Base, Benefits & Tax expense for the nine months ended September 30, 2020 decreased compared to the same period in 2019. (2) The increase in incentive expense for the quarter is related to better than projected performance in the quarter as well as timing related adjustments in the comparable prior-year quarter. “All Other Salaries & Related,” not shown, was 1.3% and 1.4% for the three months ended September 30, 2020 and 2019, respectively, and 1.2% and 1.4% for the nine months ended September 30, 2020 and 2019, respectively. Certain information for the prior period has been recast to conform to the current-period presentation. Interpublic Group of Companies, Inc. 29

Office & Other Direct Expenses % of Net Revenue, Trailing Twelve Months 18.1% 17.3% 9/30/2020 12/31/2019 Interpublic Group of Companies, Inc. 30

Office & Other Direct Expenses (% of Net Revenue) Three and Nine Months Ended September 30 Occupancy Expense All Other 12.0% 11.3% 10.9% 6.5% 6.5% 6.5% 9.5% 6.3% Three Months Nine Months Three Months Nine Months 2020 2019 “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Interpublic Group of Companies, Inc. 31

Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities (1) $500 $500 $500 $1,492 $1,491 $1,492 $1,492 $1,491 (2) $1,554 $1,628 $1,192 $1,085 $521 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 Cash and Cash Equivalents Available Committed Credit Facility 364-Day Credit Facility (1) In March 2020, we entered into an agreement for a 364-day revolving credit facility. (2) Includes net proceeds from our March 2020 debt issuance of $650 aggregate principal amount of Senior Notes. ($ in Millions) Interpublic Group of Companies, Inc. 32

Credit Facilities Covenant (1) Four Quarters Ended Covenants September 30, 2020 Leverage Ratio (not greater than) (2) (3) 4.25x Actual Leverage Ratio 3.01x Four Quarters Ended CREDIT AGREEMENT EBITDA RECONCILIATION: September 30, 2020 Net Income Available to IPG Common Stockholders $ 567.7 + Non-Operating Adjustments (4) 288.6 Operating Income $ 856.3 + Depreciation and Amortization 388.5 + Other Non-cash Charges Reducing Operating Income 74.0 Credit Agreement EBITDA (2): $ 1,318.8 (1) The leverage ratio financial covenant applies to both our committed corporate credit facility, amended and restated as of November 1, 2019, ( the "Credit Agreement") and our 364-day credit facility entered into on March 27, 2020 (the "364-Day Credit Facility"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement and the 364-Day Credit Facility) for the four quarters then ended. (3) On July 28, 2020, we entered into Amendment No. 1 to the Credit Agreement and Amendment No. 1 to the 364-Day Credit Facility (together, the “Amendments”). The Amendments increased the maximum leverage ratio covenant to 4.25x in the case of the 364-Day Credit Facility and, in the case of the Credit Agreement, to (i) 4.25x through the quarter ended June 30, 2021, and (ii) 3.50x thereafter. (4) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, and net loss attributable to noncontrolling interests. ($ in Millions) Interpublic Group of Companies, Inc. 33

Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the outbreak of the novel coronavirus (COVID-19), including the measures to contain its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and ▪ failure to realize the anticipated benefits on the acquisition of the Acxiom business. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings. Interpublic Group of Companies, Inc. 34